Exhibit 10.29

EXECUTION COPY

PRODUCT DEVELOPMENT AND LICENSE AGREEMENT

THIS PRODUCT DEVELOPMENT AND LICENSE AGREEMENT (“Agreement”) is made and entered into this 20th day of December, 2006 (“Effective Date”), by and between AMEDICA CORPORATION, having its principal offices at 615 Arapeen Drive, Salt Lake City, Utah 84108 (“AMEDICA”), and DYTECH CORPORATION LTD, having its principal offices at Stopes Road, Stannington, Sheffield, S6 6BW England (“DYTECH”).

WITNESSETH

WHEREAS, AMEDICA is a medical device manufacturing firm with expertise in the design and development of dense and porous ceramic components with and without bioactive coatings for use as implantable orthopedic devices;

WHEREAS, DYTECH is an industrial manufacturing firm with expertise in the design, development and manufacture of ceramic components, and is the owner of certain Patent Rights (defined as “Patent Rights” in Article 1) and Process Know-how (defined as “Process Know-how” in Article 1) relating to the production of ceramic components;

WHEREAS, DYTECH desires to develop ceramic components for use by AMEDICA in AMEDICA’s orthopedic devices to enable rapid and effective commercialization by AMEDICA in AMEDICA’s Field of Use;

WHEREAS, AMEDICA desires to continue the development and manufacture of AMEDICA’S orthopedic devices and to scale up manufacturing of such devices;

WHEREAS, AMEDICA desires to obtain from DYTECH, and DYTECH desires to provide to AMEDICA, an exclusive license to Patent Rights and Process Know-how to be used in the manufacture of Products (defined as “Products” in Article 1) upon the terms and conditions hereinafter set forth

NOW, THEREFORE, the Parties hereby agree as follows:

ARTICLE 1 - Definitions

“Affiliate” shall mean, with respect to an entity, a Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the entity. For purposes of this definition only, the terms “controls,” “controlled,” and “control” mean the direct or indirect ability or power to direct or cause the direction of the management and policies of an entity or otherwise direct the affairs of such entity, whether through ownership of equity, voting securities, or other ownership interests, by contract, or otherwise. A Person shall be deemed to have the ability or power to direct or cause the direction of the management and policies of an entity or otherwise direct the affairs of an entity if the first person or entity directly, or indirectly through one or more intermediaries, has beneficial ownership of at least [***************] of the voting securities of the entity (or other comparable ownership interest for an entity other than a corporation).

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

“AMEDICA’s Field of Use” shall mean the Applications and markets for the Products.

“AMEDICA’s Technology” shall mean AMEDICA’s Confidential Information relating to the formulation, fabrication, design, manufacturing processes and techniques, formula’s, ideas, inventions, innovations, discoveries, concepts, know how, engineering and research data, preclinical and clinical data, material specifications, drawings, descriptions, reports, prototypes and records of Products. AMEDICA’s Technology shall not include any confidential information, materials, concepts, processes, procedures, products, designs, or manufacturing methods developed, used or practiced, in the past, present or future by DYTECH or its affiliates, exclusive or independent of AMEDICA’s Technology

“Applicable Laws” shall mean all applicable federal, state, local and foreign laws, ordinances, rules and regulations.

“Applications” shall mean all medical and healthcare applications.

“Calendar Year” shall mean the twelve-month period ending on December 31.

“Confidential Information” shall have the meaning set forth in Section 7.1 hereof.

“Control” or “Controlled” shall mean with respect to any Patent Rights or Technology, the possession by a Party of the ability to grant a license or sublicense of such Patent Rights, or Technology as provided for herein without violating the terms of any arrangement or agreements between such Party and any Third Party.

“Developed Technology” shall mean all Technology that is jointly developed, discovered, or conceived during the term of this Agreement by one or more employees, agents, partners or independent contractors of AMEDICA and one or more employees, agents, partners or independent contractors of DYTECH. “Developed Technology,” however, shall not include AMEDICA’s Technology or Process Know-how or DYTECH’s Technology or Process Know-how.

“DYTECH’s Field of Use” shall mean all uses outside AMEDICA’s Field of Use.

“DYTECH’s Technology” shall mean DYTECH’s Confidential Information relating to formulation, fabrication, design, manufacturing processes and techniques, formula’s, ideas, inventions, innovations, discoveries, concepts, know how, engineering and research data, preclinical and clinical data, material specifications, drawings, diagrams, descriptions, reports, prototypes and records relating to porous and dense ceramic materials which may be incorporated into Products. DYTECH’s Technology shall not include any confidential information, materials, concepts, processes, procedures, products, designs, or manufacturing methods developed, used, or practiced, in the past, present or future by AMEDICA, exclusive or independent of DYTECH’s Technology.

“FDA Clearance” means receipt by AMEDICA of all approvals (including pricing and reimbursement approvals), product and establishment licenses, registrations or authorizations of any kind of the United States Food and Drug Administration and any successor agency or authority thereto necessary for the marketing and sale of Products for use in AMEDICA’s Field of Use.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

“Group” shall mean a group of related Persons deemed a “person” for purposes of Section 13(d) of the United States Securities Exchange Act of 1934, as amended.

“Improvement” shall mean all Technology related to the Process Know-how or Technology claimed in the Patent Rights, which is Controlled by DYTECH after the Effective Date and during the term of this Agreement, other than Technology Controlled as a result of the licenses granted hereunder by AMEDICA and in no event will “Improvement” include Developed Technology.

“Net Sales” shall mean the gross invoiced sales price for all Products sold by AMEDICA or its Affiliates or Sublicensees to Third Parties throughout the Territory during each calendar quarter, less the following amounts incurred or paid by AMEDICA or its Affiliates or Sublicensees during such calendar quarter with respect to sales of Products regardless of the calendar quarter in which such sales were made:

(a) trade, cash and quantity discounts or rebates actually allowed or taken, including discounts or rebates to governmental or managed care organizations;

(b) any charges for insurance, freight, and other transportation costs directly related to the delivery of Product to the extent included in the gross invoiced sales price;

(c) any tax, tariff, duty or governmental charge levied on the sales, transfer, transportation or delivery of a Product (including any tax such as a value added or similar tax or government charge) borne by the seller thereof, other than franchise or income tax of any kind whatsoever; and

(d) any import or export duties or their equivalent borne by the seller.

“Net Sales” shall not include sales or transfers between AMEDICA and its Affiliates or Sublicensees, unless the Product is consumed or sold by the Affiliate or Sublicensee.

For the avoidance of doubt, where a Product is a component of a multi-component orthopedic device, Net Sales of the Product shall be calculated based on the gross invoice sales price of the Product, and not the gross invoice sales price of the entire, multi-component device. The amounts subtracted from the gross invoice sales price of the Product in such situation shall be the pro rata portions of the amounts identified in clauses (a) through (d) above which are attributable to the Product, based on the ratio of the gross invoice sales price of the Product to the aggregate of the gross invoice sales prices of the other components of the multi-component device. AMEDICA will use commercially reasonable efforts in each case to reflect on its invoice for a multi-component device the separate gross invoice sales prices of each component thereof, including each Product that is a component of the device. As an example of the foregoing, a total hip replacement implant device is a multi-component orthopedic device, comprised of (i) an acetebular cup, which could be a Product, and (ii) at least two other components, which are the stem and the femoral head. The Parties anticipate that, as a general rule, each of the Product and the other components of the total hip replacement implant device will be reflected as a separate

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

invoice line item in the overall invoice for the device, and therefore in this example, “gross invoiced sales price” as used in the definition of Net Sales will be equal to the invoice line item price of the acetebular cup only. In circumstances where the gross invoice sales prices of the separate components of a multi-component device are not separately reflected in the invoice, AMEDICA will determine in good faith the gross invoice sales price of the Product or Products that are components of such device, based on invoice practices for similar multi-component devices where the gross invoice sales prices of the components are separately set forth.

“Party” shall mean AMEDICA or DYTECH, as the case may be. When used in the plural form, the term means both AMEDICA and DYTECH.

“Patent Rights” shall mean (a) the patents and patent applications listed on Exhibit A to this Agreement, (b) any patents and patent applications claiming any Improvement that AMEDICA has elected to include as “Patent Rights,” as provided in Article 3 or claiming any Process Know-how, not included in the foregoing clause (a), and (b) all divisions, continuations, continuations-in-part, reissues, substitutes, extensions, supplemental protection certificates, reexaminations, and provisionals of any of the foregoing in clause (a) or (b) above in the United States and all counterparts in foreign countries.

“Person” shall mean an individual, partnership, firm, corporation, limited liability company, joint venture, association, trust or other entity or any government agency or political subdivision thereof, as well as any Group.

“Process Know-how” shall mean all Technology related to Technology claimed in the Patent Rights and related to Products, Controlled by DYTECH as of the Effective Date.

“Products” shall mean ceramic parts made partially or wholly from [*********************

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********************************************************] for use as separately implantable orthopedic devices, such as an intervertebral spacer, or as components of a multi-component orthopedic device, such as a hip, knee or spine replacement device.

“Sublicense” shall mean a sublicense granted by AMEDICA (or a Sublicensee) for a license under AMEDICA’S license rights under Article 3 of this Agreement.

“Sublicense Income” shall mean all consideration received by AMEDICA from Sublicensees for the grant of a sublicense pursuant to Section 3.3, including, but not being restricted to, down payments, license fees or option payments but excluding (a) bona fide payments made by a Sublicensee in consideration for the issuance of equity or debt securities of AMEDICA, (b) bona fide payments made by a Sublicensee to support or fund research activities to be undertaken by AMEDICA, (c) royalties payable on Net Sales as set forth in Section 3.6, (i) payments made upon the achievement by AMEDICA or Sublicensee of specified milestones or benchmarks relating to the development of the Products sublicensed to Sublicensee, except to the extent that in the case of items (d) above, such payments are in consideration for the grant or exercise of a sublicense under the Patent Rights. If non-monetary consideration is so received, then a commercially reasonable monetary value will be assigned for purposes of calculating

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

DYTECH’s share of Sublicense Income. “Sublicense,” for purposes of determining Sublicense Income, shall in no event include any distribution arrangement in which AMEDICA (or a Sublicensee) sells Products to a Third Party for resale (even if such distribution arrangement includes an express or implied sublicense to the Third Party to distribute, sell, have sold or otherwise commercialize Product).

“Sublicensee” shall mean any Person to which AMEDICA grants a Sublicense, as well as any Person to which such Sublicensee grants a Sublicense.

“Techno1ogy” means and includes all inventions, discoveries, materials, information, data, formulations, techniques and know-how, whether or not patentable or copyrightable, including any negative results.

“Territory” shall mean the entire world.

“Third Party” shall mean any Person other than DYTECH, AMEDICA, or an Affiliate of either of them.

ARTICLE 2 - Product Development

Section 2.1. Product Development Projects and Statements of Work - From time to time hereunder, the Parties may work on one or more product development projects. For each such project, the Parties will prepare a written project plan in the form of a Statement of Work (SOW). As a minimum, the SOW shall contain the following elements:

•	A detailed description of the Project;

•	Any design documents, conceptual or engineering drawings, material, process and manufacturing specifications;

•	Project deliverables;

•	Tasks, responsibilities and agreements of each Party relating to the Project;

•	Deadlines, interim milestones relating to performance under the Project;

•	Reasonable costs and expenses relating to DYTECH’s performance of the SOW to be paid for by AMEDICA according to Section 2.2 below.

Each SOW must be signed by both Parties to be effective and shall thereafter be attached to this Agreement as a part of Exhibit B. Each Party shall designate at least one Project Manager to act as the principal point of contact between the two Parties with respect to this Agreement, and to oversee performance on each SOW. Both AMEDICA and DYTECH shall use commercially reasonable efforts to accomplish their respective tasks and objectives in accordance with the SOW(s).

The first project plan and SOW pursuant to the execution of this Agreement shall be related to the transfer of Patent Rights and Process Know-how for Products from DYTECH to AMEDICA by way of the licensing agreements detailed in Article 3 below.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

Notwithstanding any other provision contained herein to the contrary, all Technology developed, conceived or reduced to practice by DYTECH or both Parties pursuant to any SOW, shall be Developed Technology for all purposes hereunder.

Section 2.2. Expenses - All reasonable and customary expenses incurred by DYTECH in performing its obligations as part of the SOW(s) of this Agreement shall be borne and paid for by AMEDICA. DYTECH will provide to AMEDICA, and the Parties will mutually agree to these expenses prior to initiation of each SOW, or upon re-direction of work by revision or additional SOW(s). DYTECH shall invoice AMEDICA for all such expenses on a monthly basis and AMEDICA shall pay the invoices within [*************] thereof. Otherwise, each Party shall bear all of its own fees, expenses, and/or costs of any kind hereunder unless expressly noted herein to the contrary or as agreed to in writing by both Parties from time to time.

Section 2.3. Independent Contractor - The Parties acknowledge that they are independent contractors. Each Party further acknowledges that it does not consider any of its employees to be an employee of, or affiliated with, the other Party, and accordingly, such employees are not entitled to employment benefits from the other Party.

Section 2.4. Non-Competition - [********************************************* *******************************************************************************************], DYTECH shall not, directly or indirectly, on its own behalf or on behalf of any Person other than AMEDICA, whether as agent, employee, consultant or in any other capacity, develop, design or manufacture, or provide any services involving the development, design or manufacture, of any products that compete with any Product within AMEDICA’s Field of Use. Nothing in this Agreement shall restrict or preclude DYTECH from acting in the above or other capacities to develop, design or manufacture, or provide any services involving the development, design or manufacture, related to items or products utilizing Patent Rights, Process Know-how, or Developed Technology solely within DYTECH’s Field of Use.

ARTICLE 3 - License Grant

Section 3.1. License Grant - DYTECH hereby grants to AMEDICA an exclusive (even as to DYTECH itself) license to Patent Rights, Process Know-how, and Improvements (pursuant to Section 3.2 below) including the right to grant Sublicenses, to develop, have developed, make, have made, use, have used, import, have imported, sell, offer for sale, have sold, market, commercialize, distribute and otherwise dispose of Products for all uses within AMEDICA’s Field of Use within the Territory.

Section 3.2. License to Improvements - During the term of this Agreement, DYTECH shall deliver to AMEDICA a reasonably detailed written description of any Improvement (the “Improvement Notice”). The Improvement Notice shall be delivered to AMEDICA as soon as practicable after DYTECH develops or discovers the Improvement, but in any event prior to disclosure of such Improvement to any Third Party (except DYTECH’S own professional Third Party patent advisors and lawyers, each of which will be subject to written confidentiality obligations no less stringent than those contained herein). AMEDICA shall have the exclusive right and option, exercisable for a period of [*************] after its receipt of the Improvement Notice, to include the Improvement within the scope of the exclusive license grant

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

of Section 3.1 above by delivering to DYTECH a written notice (the “Exercise Notice”) to such effect. If AMEDICA delivers an Exercise Notice for any Improvement, the scope of the exclusive license grant of Section 3.1 above shall, without any further payment by AMEDICA, be deemed to include such Improvement thereafter.

Section 3.3. Sublicenses - AMEDICA shall have the right to grant sublicenses of any of the rights granted to AMEDICA under this Article 3 to any Third Party; provided, however that no Sublicense shall be inconsistent with the terms of this Agreement. AMEDICA shall provide DYTECH with a copy of any Sublicense agreement(s) promptly upon full execution. In accordance with the provisions of Section 3.8 below, AMEDICA shall pay to DYTECH [***] of Sublicense Income received pursuant to any Sublicense of Patent Rights and Process Know-how granted hereunder for a period of [*********] from the effective date of any such Sublicense agreement.

Section 3.4. Applicability of Bankruptcy Code - The foregoing license shall be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code and any foreign equivalent thereof, a license of rights to “intellectual property” as defined therein. AMEDICA, as licensee of such rights, shall have the rights and elections with respect thereto as specified in the United States Bankruptcy Code and any foreign equivalent thereof. This Agreement shall be deemed to be an “agreement supplemental to” the license for purposes of Section 365(n) and any foreign equivalent thereof. If a bankruptcy proceeding is commenced by or against DYTECH (or any Party comprising DYTECH) and DYTECH (or a trustee or other Party acting on its behalf) thereafter rejects this Agreement or fails to perform all of its obligations under this Agreement, then AMEDICA shall be entitled to receive, promptly upon request therefore, a complete duplicate of (or full access to) any such intellectual property and all embodiments thereof.

Section 3.5. License Fees - Subject to the terms and conditions of this Agreement, and in consideration of the rights granted by DYTECH under this Agreement, AMEDICA shall pay DYTECH a total of $250,000 in three installments, non-refundable once paid, as follows: (i) the first shall be in the amount of $50,000 and due upon execution of this Agreement by both Parties; (ii) the second shall be in the amount of $100,000 and due upon completion of the transfer from DYTECH of Patent Rights and Process Know-how for Products to AMEDICA pursuant to the first SOW; (iii) the third shall be in the amount of $100,000 and due within 30 days after FDA Clearance of the first Product in the United States which uses Patent Rights and Process Know-how. AMEDICA shall promptly notify DYTECH in writing of the FDA Clearance date for this first Product. Target dates for these payments are February 2007, December 2007, and June 2008 respectively; provided, however, such dates are estimates provided by the Parties and do not represent obligations of AMEDICA or rights of DYTECH.

Section 3.6. Royalties - Subject to the terms and conditions of this Agreement, and in consideration of the rights granted by DYTECH under this Agreement:

(i) AMEDICA shall pay DYTECH a [*******] royalty on Net Sales on each Product sold by AMEDICA or its Affiliates or its Sublicensees that was produced, wholly or partially, using DYTECH’s Patent Rights and Process Know-how for a period of [*******] from the commercial launch of Products in the United States. Potential royalties, as stated by AMEDICA for a single spinal implant product, following

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

successful incorporation of DYTECH technology into AMEDICA’s product range, are listed in Exhibit C; provided, however, such royalty amounts are estimates and do not represent obligations of AMEDICA or rights of DYTECH.

(ii) Notwithstanding the royalty rates specified in Section 3.6(i) above, no royalties shall accrue upon the disposition of Products by AMEDICA (a) to its Affiliates or its Sublicensees as samples (promotion or otherwise), (b) as donations (for example, to nonprofit institutions or government agencies), (c) or use in investigative trials, or (d) as replacement Products. AMEDICA shall be entitled to a credit for any Product returned to AMEDICA for which (and in an amount equal to) any royalty payments were paid previously.

Section 3.7. Affiliate Sales - In the event that AMEDICA transfers Product to one of its Affiliates for resale of the Product to end-users, there shall be no royalty due at the time of transfer. Subsequent sales of Product by the Affiliate shall be subject to royalty payments by AMEDICA as provided in this Agreement.

Section 3.8. Reports; Royalty and Sublicense Payments - During the term of this Agreement, for so long as royalty or other payments are due, AMEDICA shall furnish to DYTECH a quarterly written report for each calendar quarter showing a summary of Products sold by AMEDICA, its Affiliates and its Sublicensees during the calendar quarter and the royalties or Sublicense Income payable to DYTECH by AMEDICA under this Agreement. Reports shall be due on the [*******************] following the close of each calendar quarter. Royalties and Sublicense Income shown to have accrued by each report, if any, shall be due and payable on the date such report is due. AMEDICA may offset against any such payments (i) any damages, determined by an arbitrator or a court of competent jurisdiction, suffered by AMEDICA as a result of any breach of this Agreement by DYTECH. AMEDICA shall keep complete and accurate records in sufficient detail to enable the royalties and Sublicense Income under this Agreement to be determined. Late payments shall bear interest at an annual rate equal to the [*****] rate (as published in the [*************] The Wall Street Journal, Eastern edition, as of the date upon which the payment was due and payable).

Section 3.9. Audits.

(i) Upon the written request of DYTECH and not more than once in each Calendar Year, AMEDICA shall permit an independent certified public accounting firm selected by DYTECH and consented to in writing by AMEDICA, which consent shall not be unreasonably withheld, conditioned or delayed, to have, upon at least [*************] notice to AMEDICA, access during normal business hours to AMEDICA’S records that are reasonably necessary to verify the accuracy of the basis for the License Fees and Royalties under Section 3.5 and Section 3.6 and Sublicense Income under Section 3.3 of this Agreement. The accounting firm shall disclose to DYTECH only whether the reports are correct or incorrect and the specific details concerning any discrepancies. DYTECH shall, and shall require the accounting firm, in a written form approved by AMEDICA, to agree to, treat all information subject to review under this Section in accordance with the confidentiality provisions of this Agreement. DYTECH shall provide AMEDICA with an executed copy of the accounting firm’s written confidentiality agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

(ii) If the actual royalty payments for the Calendar Year in question were more or less than they should have been, an adjusting payment shall be made by the appropriate Party, with interest payable at an annual rate of the [*****] rate (as published in the [*************] The Wall Street Journal, Eastern edition) from the date of original payment or the date the payment should have been made, as applicable, to the date of adjustment. The fees charged by such accounting firm shall be paid by DYTECH; provided, however, that the reasonable fees and expenses of the accounting firm shall be paid by AMEDICA, if an error in favor of DYTECH of more than the greater of (1) [*******] or (2) [************] of the royalties due under this Agreement is discovered for the Calendar Year in question.

Section 3.10. Payment; Exchange Rate - All payments to DYTECH under this Agreement shall be made in United States dollars to the credit of DYTECH at a bank to be designated in writing by DYTECH from time to time.

Section 3.11. Tax Withholding - If laws, rules or regulations require withholding of income taxes or other taxes imposed upon payments set forth in this Article 3, DYTECH shall provide AMEDICA, prior to any such payment, with all forms or documentation required by any applicable taxation laws, treaties or agreements applicable to such withholding or as necessary to claim a benefit thereunder, and AMEDICA shall only make such withholding payments as are required and only subtract such withholding payments as are required from the payments set forth in this Article 3.

Section 3.12. Records Retention - Each Party shall record in written or electronic form (i) all material information with respect to the performance of its obligations relating to the project plans and SOWs, (ii) Sales of Products which use Patent Rights and any other information upon which payments are to be calculated, (iii) all information required to be maintained under Applicable Laws, and (iv) all other information reasonably required for the performance or administration of this Agreement. To the extent applicable, such records shall be maintained in a form sufficient to satisfy regulatory authorities. Except as otherwise required by Applicable Laws, the information required to be recorded pursuant to clause (i) above shall be retained for [*********], the information required to be recorded pursuant to clauses (ii) and (iii) above shall be retained for [*********], and the information required to be recorded pursuant to clause (iv) above shall be retained for a reasonable period determined by reference to the purpose for which such information is required.

Section 3.13. For the avoidance of doubt, on a Product-by-Product basis, upon expiration of AMEDICA’s payment obligations pursuant to this Article 3, the license granted to AMEDICA pursuant to Section 3.1 above, thereafter automatically shall be perpetual and fully paid up for such Product.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

ARTICLE 4 - Limitation of Liability

NEITHER DYTECH NOR AMEDICA SHALL UNDER ANY CIRCUMSTANCES BE LIABLE TO EACH OTHER OR THEIR RESPECTIVE AFFILIATES FOR ANY INCIDENTAL, INDIRECT, CONSEQUENTIAL, SPECIAL OR PUNITIVE DAMAGES, INCLUDING, BUT NOT LIMITED TO, LOSS OF PRODUCTION TIME, LOST REVENUES, LOST PROFITS, LOST SAVINGS, OR OTHER SIMILAR DAMAGES, ARISING OUT OF THIS AGREEMENT AND THE PARTY’S PERFORMANCE OF ITS OBLIGATIONS HEREIN, EVEN IF EITHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THIS LIMITATION SHALL REMAIN IN FULL FORCE AND EFFECT REGARDLESS OF WHETHER THE REMEDIES HEREIN ARE DETERMINED TO HAVE FAILED OF THEIR ESSENTIAL PURPOSE.

EACH PARTY EXPRESSLY DISCLAIMS ANY EXPRESS OR IMPLIED WARRANTY, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, ARISING OUT OF ITS PERFORMANCE OR ATTEMPTED DEVELOPMENT PURSUANT TO THIS AGREEMENT.

NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, DYTECH ONLY AUTHORIZES AMEDICA TO USE ANY SAMPLES OF MATERIALS AND/OR COMPONENTS IT MAY SUPPLY TO AMEDICA FOR THE PURPOSE OF AMEDICA’S RESEARCH, DEVELOPMENT AND REGULATORY APPROVAL EFFORTS IN ACCORDANCE WITH ALL APPLICABLE LAWS AND SUCH SAMPLES ARE NOT TO BE USED FOR ANY OTHER PURPOSE BY AMEDICA. IT IS UNDERSTOOD BY THE PARTIES THAT SUCH SAMPLES OR COMPONENTS PROVIDED ARE EXPERIMENTAL IN NATURE AND ARE SUPPLIED SOLELY FOR USE IN NON-HUMAN IN VIVO OR NON-IN VIVO TESTING. IT IS ALSO UNDERSTOOD BY THE PARTIES THAT AMEDICA OR CONTRACT MANUFACTURERS ENGAGED BY AMEDICA, AND NOT DYTECH SHALL MANUFACTURE ALL PRODUCTS FOR AMEDICA’S FIELD OF USE.

NEITHER PARTY WARRANTS NOR REPRESENTS THAT ANY PRODUCT, APPARATUS OR PROCESS CONCEIVED, DEVELOPED, OR USED IN ACCORDANCE WITH THIS AGREEMENT DOES NOT INFRINGE ANY INTELLECTUAL PROPERTY RIGHTS OF ANY THIRD PARTY. EACH PARTY WILL, HOWEVER, NOTIFY THE OTHER PARTY PROMPTLY IF A PARTY HAS A REASONABLE BASIS FOR BELIEVING THAT ANY SUCH PRODUCT OR PROCESS WOULD INFRINGE ANY INTELLECTUAL PROPERTY RIGHT OF A THIRD PARTY.

ARTICLE 5 - Indemnification

Section 5.1. AMEDICA agrees to indemnify, defend and hold harmless DYTECH, and its Affiliates, and their respective shareholders, directors, officers, employees, agents, representatives and contractors (each, a “DYTECH Indemnitee”) from and against, any and all liabilities, damages, claims, demands, losses, judgments, actions, causes of actions, lawsuits, proceedings, costs and expenses (including attorneys’ fees) to which any DYTECH Indemnitee becomes subject and which directly arose out of Third Party claims regarding (a) the design, development, manufacture, assembly or sale of Products, including all the use of warnings,

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

labels and instructions required by Applicable Laws and regulations to be affixed to Products, by AMEDICA, (b) any material breach of this Agreement by AMEDICA, or (c) the gross negligence or willful misconduct of AMEDICA, in any such case under this Section 5.1, except to the extent such damages arose out of a material breach of this Agreement by DYTECH, or DYTECH’S gross negligence or willful misconduct.

Section 5.2. [******************************************************************

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Section 5.3. Indemnification Procedures - In the event that any Indemnitee is seeking indemnification under Section 5.1 or 5.2 above from a Party (the “Indemnifying Party”), the Indemnitee shall notify the Indemnifying Party of such claim with respect to such Indemnitee as soon as reasonably practicable after the Indemnitee receives notice of the claim, and the Indemnitee shall permit the Indemnifying Party to assume direction and control of the defense of the claim (including the right to settle the claim solely for monetary consideration) and shall cooperate as requested (at the expense of the Indemnifying Party) in the defense of the claim. The indemnification obligations under Article 5 shall not apply to any harm suffered as a direct result of any delay in notice to the Indemnifying Party hereunder or to amounts paid in settlement of any claim, demand, action or other proceeding if such settlement is effected without the consent of the Indemnifying Party, which consent shall not be withheld or delayed unreasonably. The Indemnitee, its employees and agents, shall reasonably cooperate with the Indemnifying Party and its legal representatives in the investigation of any claim, demand, action or other proceeding covered by Section 5.1 or 5.2. The Indemnifying Party, without the consent of the Indemnitee, shall not settle any claim, demand, action or other proceeding covered by Section 5.1 or 5.2 unless such settlement obtains the full and unconditional release of the Indemnitee and its Affiliates, and their respective shareholders, directors, officers, employees, agents, representatives and contractors.

ARTICLE 6 - Assignment of Technology and Applications;

Patent Filing, Prosecution and Maintenance

Section 6.1. It is agreed by the Parties that, subject to the license provided to DYTECH pursuant to Section 6.2 below, all right, title and interest in and to any and all Developed Technology shall be solely owned by AMEDICA. During the term of this Agreement, and thereafter, whenever requested in writing to do so by AMEDICA, DYTECH shall:

(i) Execute any and all applications, bills of sale, assignments, and other instruments which AMEDICA shall deem reasonably necessary to apply for and obtain letters, patent or other protection for the Developed Technology and Products;

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

(ii) Render reasonable requested aid and assistance in any U.S. or European Patent and Trademark Office proceeding or litigation pertaining to the Developed Technology, and Products within AMEDICA’s Field of Use; and

(iii) Assign and convey to AMEDICA or its nominee the sole and exclusive and royalty-free right, title and interest in and to the Developed Technology, subject to Section 2.4 above and Section 6.2 below.

DYTECH hereby irrevocably appoints AMEDICA (or AMEDICA’s designee) as DYTECH’s attorney-in-fact to act for and on behalf of DYTECH to take whatever actions and execute whatever documents are deemed necessary or appropriate in AMEDICA’s sole opinion to carry out DYTECH’s obligations under this Article 6 of this Agreement in the event that DYTECH is unable, unwilling or unavailable to do so.

All expenses reasonably incurred by DYTECH in connection with this ARTICLE 6 shall be borne or paid by AMEDICA in accordance with Section 2.2 above.

The parties acknowledge that this agreement to assign rights to AMEDICA shall not apply to any invention for which no AMEDICA equipment, supplies, or facilities were used and which was or is developed by DYTECH exclusive of AMEDICA’s Technology and without the creative or inventive contribution of AMEDICA.

Section 6.2. DYTECH License to Developed Technology. AMEDICA agrees to grant and does hereby grant to DYTECH the exclusive, worldwide, royalty-free right to Developed Technology to make, have made, make for others, use, sell, offer for sale, import, or otherwise commercially transfer products, that are not Products, within DYTECH’s Field of Use throughout the Territory.

Section 6.3. Patent Filing, Prosecution and Maintenance. Subject to the other terms of this Section 6.3, DYTECH shall be responsible for preparing, filing, prosecuting, obtaining and maintaining (collectively, “Patent Efforts”), at its sole expense and discretion, and using patent counsel reasonably acceptable to AMEDICA, all Patent Rights. DYTECH (i) will provide AMEDICA with a copy of any proposed patent application within the Patent Rights and relevant to AMEDICA’s Field of Use for review and comment reasonably in advance of filing, which shall under no circumstances be less than thirty (30) days), and (ii) will keep AMEDICA reasonably informed of the status of its Patent Efforts, including, without limitation, (A) by providing AMEDICA with copies of all communications received from or filed in patent office(s) with respect to Patent Rights, and (B) by providing AMEDICA, a reasonable time prior to taking or failing to take any action that would affect the scope or validity of Patent Rights (including the substantially narrowing, cancellation or abandonment of any claim(s) without retaining the right to pursue such subject matter in a separate application, or the failure to file or perfect the filing of any claim(s) in any country), with prior written notice of such proposed action or inaction so that AMEDICA has a reasonable opportunity to review and comment, which comments will be considered in good faith by DYTECH. If DYTECH fails to undertake or chooses not to undertake any Patent Efforts with respect to any invention under such Patent Rights or otherwise chooses to abandon, allow to lapse or cease maintenance of any of the Patent Rights, then DYTECH will notify AMEDICA thereof in writing not less than ninety (90) days prior to the last date for taking any action required to preserve such Patent Rights. AMEDICA will have the opportunity to purchase such Patent Rights, at an agreed market price, in which case

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

DYTECH would assign to AMEDICA all of its rights to such Patent Rights and any subsequently issued patents thereon in the applicable country or countries, each of which thereafter will be owned solely by AMEDICA subject to all other existing licenses.

ARTICLE 7 - Confidentiality / Publicity

Section 7.1. Confidentiality.

(a) Confidential Information. As used in this Agreement, the term “Confidential Information” means (a) any information other than that excluded in paragraph (c), below, designated as such in writing by either Party, whether by letter or by the use of an appropriate proprietary stamp or legend, prior to or at the time any such confidential or proprietary materials or information are disclosed by either Party and (b) all Confidential Information, as defined in that certain Confidential Disclosure Agreement by and between the Parties dated May 15, 2006 (the “CDA”). Notwithstanding the foregoing, information or materials which are orally or visually disclosed by one Party to the other, or are disclosed in a writing or other tangible form without an appropriate letter, proprietary stamp or legend, shall constitute Confidential Information if the Disclosing Party, within thirty (30) days after such disclosure, delivers to the Receiving Party a written document or documents describing such information or materials and referencing the place and date of such oral, visual, written or other tangible disclosure.

(b) Non-disclosure of Confidential Information. Each Party shall hold in confidence and shall not disclose any Confidential Information, except (i) as expressly permitted under this Agreement, or (ii) as required by applicable law or legal process, in which instance the Receiving Party shall provide the Disclosing Party with prior written notice of any such disclosure so that the Disclosing Party can seek an appropriate protective order. The Receiving Party shall disclose such Confidential Information only to its employees and consultants, and to those employees and consultants of its affiliates (i.e., another business entity which directly or indirectly controls, is under the control of, or is under common control with, the Receiving Party), who have a need to receive such Confidential Information in order to participate in the performance of this Agreement, are apprised of the confidential nature of the Confidential Information and are, or have agreed in writing to be, bound by the provisions of this Agreement. The Receiving Party shall use Confidential Information only for the purpose for which it was disclosed and shall not use or exploit such Confidential Information for the Receiving Party’s own benefit or for the benefit of another without the prior written consent of the Disclosing Party, including without limitation, for the filing or support of any patent application. The obligations of the Receiving Party pursuant to this Section shall survive for a period of [*********] from and after termination of this Agreement pursuant to Article 10 below.

(c) Limitation on Obligations. The obligations specified in Section shall not apply with respect to any information, which the Receiving Party can establish by written records:

(i) was already in the Receiving Party’s possession prior to disclosure hereunder;

(ii) is or becomes available to the public through no wrongful act of the Receiving Party

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

(iii) is disclosed, without restriction on further disclosure, to the Receiving Party by a Third Party having no duty of confidentiality with respect to such information whether to the Disclosing Party or to another Party, and having the legal right to disclose such information;

(iv) is approved for release by written authorization of an officer of the Disclosing Party; or,

(v) has been developed by or for the Receiving Party independently by person having no access to the Confidential Information.

Section 7.2. Publicity - AMEDICA shall have the right to control all publicity and publications of all data, findings and information related to the Developed Technology within AMEDICA’s Field of Use and Products without approval of DYTECH subject to the confidentiality provisions contained herein.

ARTICLE 8 - Patents/Enforcement of Patent Rights

Section 8.1. DYTECH Representations and Warranties - DYTECH hereby represents and warrants to AMEDICA as follows:

(i) Patent Rights - DYTECH owns, or holds valid rights to use the Patent Rights and Process Know-how. DYTECH has fully disclosed, or will fully disclose within thirty (30) days of the Effective Date, to AMEDICA all Process Know-how for which DYTECH has written documentation. DYTECH represents and warrants that it is the sole and exclusive owner of all right, title and interest in and to the Patent Rights and Process Know-how.

(ii) No Infringement - No Person has asserted a claim, formal or informal, against DYTECH that (a) challenges the validity of DYTECH’s interest in the Patent Rights or Process Know-how, (b) alleges that DYTECH’s use of the Patent Rights or Process Know-how infringes, misappropriates or violates the rights of any Person, or (c) seeks to enjoin or restrain DYTECH’s use of the Patent Rights or Process Know-how in any manner that would interfere with the successful execution and completion of this Agreement. To the best of DYTECH’s knowledge, no Person has a meritorious basis for any such claim.

(iii) Licenses - DYTECH has the right to grant to AMEDICA the licenses to the Patent Rights or Process Know-how, or contemplated to be granted, by this Agreement, DYTECH has not, prior to the date of this Agreement, granted to any other Person a license under any of the Patent Rights or Process Know-how for Products or a covenant not to sue with respect to any of the Patent Rights or Process Know-how for Products.

(iv) No Other Agreements - DYTECH represents and warrants that DYTECH does not presently have, and will not hereafter enter into, any agreements with other Parties that are inconsistent with this Agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

Section 8.2. Infringement by Third Parties - If any of the Patent Rights acquired by AMEDICA for Products after the Effective Date of this Agreement is infringed and/or misappropriated by a Third Party, the Party first having knowledge of such infringement/misappropriation shall promptly notify the other Party in writing. The notice shall set forth the facts of such infringement and/or misappropriation in reasonable detail.

Section 8.3. Prosecution of Infringement Actions.

(i) AMEDICA shall have the primary right, but not the obligation, to institute, prosecute and control any claim, action or proceeding with respect to any infringement/misappropriation of any of the Patent Rights related to Products (an “Infringement Action”), by counsel of its own choice, at AMEDICA’s sole expense. DYTECH shall cooperate with AMEDICA at AMEDICA’s request in the prosecution of any such Infringement Action. In such event, DYTECH shall have the right to be represented in that Infringement Action by counsel of its own choice and at DYTECH’s expense.

(ii) If AMEDICA fails to bring an Infringement Action within a period of [***********] after receiving written notice from DYTECH or otherwise having knowledge of the infringement/misappropriation of any of such Patent Rights, as described in Section 8.3(i) above, DYTECH shall have the right to bring and control the Infringement Action by counsel of its own choice and at DYTECH’s expense. In such event, AMEDICA shall have the right to be represented in that Infringement Action by counsel of its own choice and at AMEDICA’s expense.

(iii) No settlement, consent judgment or other voluntary final disposition of an Infringement Action under this Section 8.3 may be entered into without the joint consent of AMEDICA and DYTECH (which consent shall not be unreasonably withheld, conditioned or delayed).

(iv) If AMEDICA brings an Infringement Action, any damages or other monetary awards recovered by AMEDICA shall be applied first to defray all of the costs and expenses incurred in the Infringement Action, and second to AMEDICA in reimbursement for lost sales (net of royalties) associated with Products and to DYTECH in reimbursement for lost royalties owing hereunder based on such lost sales. If any balance remains, AMEDICA shall pay DYTECH an amount equal to [********] of such balance.

(v) If AMEDICA fails to bring an Infringement Action and DYTECH brings an Infringement Action, any damages or other monetary awards recovered by DYTECH shall be applied first to defray all of the costs and expenses incurred in the Infringement Action, and second to AMEDICA in reimbursement for lost sales (net of royalties) associated with Products and to DYTECH in reimbursement for lost royalties owing hereunder based on such lost sales. If any balance remains, DYTECH shall pay AMEDICA an amount equal to [********] of such balance.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

Section 8.4. Patent Marking - AMEDICA shall mark all packaging, advertisements and promotional literature for Products which use Patent Rights with the appropriate patent numbers or as “patent pending”, as the case may be.

ARTICLE 9 - Representations, Warranties and Covenants

Section 9.1. Representations, Warranties and Covenants of DYTECH - DYTECH hereby represents warrants and covenants as follows:

(i) To its knowledge, DYTECH has not heretofore made, and will not hereafter make, any contract or commitment contrary to the terms of this Agreement or in derogation of the rights acquired or to be acquired hereunder by AMEDICA;

(ii) DYTECH has the full power and authority to enter into and be bound by the terms and conditions of this Agreement;

(iii) DYTECH shall promptly disclose in writing to AMEDICA any advancements, improvements, and/or modifications to Developed Technology relevant to AMEDICA’s Field of Use within [**************] after conception thereof,

(iv) Subject to the provisions of Article 5, DYTECH shall indemnify AMEDICA against any loss, damage, cost, or expense that it may suffer or incur as a result of any breach of the representations, warranties or covenants of DYTECH contained in this Agreement; and

(v) DYTECH agrees that the representations and warranties of DYTECH contained in this Agreement shall survive the termination or cancellation of this Agreement for [**********] thereafter.

Section 9.2. Representations, Warranties and Covenants of AMEDICA - AMEDICA hereby represents warrants and covenants as follows:

(i) AMEDICA will reasonably cooperate with DYTECH in providing information and feed-back regarding the quality of the Products to reasonably assist DYTECH in performing its obligations in this Agreement;

(ii) AMEDICA has the power and authority to enter into and be bound by the terms and conditions of this Agreement;

(iii) AMEDICA shall promptly disclose in writing to DYTECH any advancements, improvements, and/or modifications to Developed Technology relevant to DYTECH’S Field of Use within [**********] after conception thereof,

(iv) Subject to the provisions of Article 5, AMEDICA will indemnify DYTECH against any loss, damage, cost, or expense that it may suffer or incur as a result of any breach of the representations, warranties or covenants of AMEDICA contained in this Agreement; and

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

(v) AMEDICA agrees that the representations, warranties and covenants of AMEDICA contained in this Agreement shall survive the termination or cancellation of this Agreement for [**********] thereafter.

Section 9.3. Diligence - AMEDICA will exercise commercially reasonable efforts and diligence in developing and commercializing Products in AMEDICA’s Field of Use in the Territory, such reasonable efforts and diligence to be in accordance with the efforts and resources AMEDICA would use for a product candidate owned by it or to which it has rights, which is of similar market potential as the applicable Product, taking into account the competitiveness of the marketplace, the proprietary position of the Product, the relative potential safety and efficacy of the Product, the cost of goods and availability of capacity to manufacture and supply the Product at commercial scale, the profitability of the applicable Product, and other relevant factors including, without limitation, technical, legal, scientific or medical factors. In the event that AMEDICA fails to use due diligence as required hereunder, then on a Product-by-Product and country-by-country basis as to the Product in the country in which AMEDICA has failed to use due diligence as required hereunder, and subject to the provisions of Section 11.4 hereof, DYTECH may convert the licenses granted under Section 3 of this Agreement from exclusive licenses to non-exclusive licenses, in either case only as such licenses apply to such Product in such country, which conversion shall be effective upon the later of expiration of the cure period specified in Section 10.2 below provided that such failure remains uncured upon such expiration, or final resolution under Section 11.4 if applicable.

ARTICLE 10 - Term and Termination

Section 10.1. Duration - This Agreement shall commence on the Effective Date specified above and, unless terminated as provided herein, remain in force for as long as AMEDICA continues to have payment obligations hereunder.

Section 10.2. Termination - This Agreement may be terminated as follows:

(i) By either Party upon providing written notice of a material breach by the other Party of any material representation or obligation contained in this Agreement, and failure of that Party to remedy such breach within [**********], in the case of breach of a payment obligation, or [**********] in the case of any other representation or obligation, after receipt of written notice of such breach, which shall include but is not limited to, any failure of either DYTECH or AMEDICA to perform their obligations contained in this Agreement

(ii) AMEDICA shall have the right to terminate this Agreement at any time upon [************************] written notice to DYTECH. On termination under this clause AMEDICA will compensate Dytech for loss of royalties and Sublicensees income. The level of compensation will be negotiated in good faith at the time of termination.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

(iii) By either Party upon providing written notice if the other Party files for bankruptcy, makes an assignment for the benefit of creditors, appoints or suffers appointment of a receiver or trustee over its property, files a petition under any bankruptcy or insolvency act or has any such petition filed against it which is not discharged within [**********] of the filing thereof, then the other Party may terminate this Agreement effective immediately upon [*********] written notice to such Party.

Section 10.3 Effects of Termination. Upon termination pursuant to this Article 10, AMEDICA shall pay DYTECH reasonable costs, if any, payable under Article 2 or for completion of the project DYTECH is working on at the time of such termination notice only, and AMEDICA shall not be obligated to pay DYTECH any amounts for project work which DYTECH has not commenced at the time of such termination notice, and DYTECH and AMEDICA shall be relieved of all further obligations under Section 2 of this Agreement. Upon termination pursuant to this Article 10, AMEDICA shall also continue to pay DYTECH any amounts due or which will eventually fall due under any provision of Article 3 and DYTECH shall do nothing to prevent the continued commercial exploitation of Patent Rights and Process Know-how by AMEDICA in AMEDICA’s Field of Use as AMEDICA has so far achieved, it being understood that the license granted to AMEDICA under Article 3 shall from such termination become non-exclusive and be restricted only to those areas of AMEDICA’s Field of Use which have been commercialized as of the date of termination.

Section 10.4 Loss of Exclusivity. In the event that no Product incorporating the Technology claimed in the Patent Rights or Process Know-how is successfully commercialized within three (3) years of the Effective Date, DYTECH shall have the right, upon thirty (30) days prior written notice to AMEDICA (the “Nonexclusive Date”), to convert the exclusive licenses provided hereunder into non-exclusive licenses; provided, however such three-year period will be increased to four years if clinical trials are required by the applicable regulatory authority for FDA Clearance. For the avoidance of doubt, as of the Nonexclusive Date, the exclusive licenses provided in Sections 3.1 and 6.2 shall be non-exclusive and (a) DYTECH shall be free to non-exclusively license the Patent Rights, Process Know-how and Improvements to Third Parties without any obligation to AMEDICA, and (b) AMEDICA shall be free to non-exclusively license Developed Technology to Third Parties without any obligation to DYTECH.

ARTICLE 11 - Miscellaneous Provisions

Section 11.1. Relationship of the Parties - Nothing contained in this Agreement shall be construed to place the Parties in a relationship of partners, joint venturers, or principal and agent. Neither Party is authorized to assume or undertake any obligation of any kind, express or implied, on behalf of the other Party.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

Section 11.2. Notices - All notices, requests and other communications hereunder shall be in writing, shall be addressed to the receiving party’s address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand, (ii) made by facsimile transmission (to be followed with written fax confirmation), (iii) sent by private courier service providing evidence of receipt, or (iv) sent by registered or certified mail, return receipt requested, postage prepaid. The addresses and other contact information for the parties are as follows:

If to DYTECH:

Dytech Corporation Ltd

Stopes Road

Stannington, Sheffield

S6 6BW England

Facsimile:

Attention:

With a copy to:

If to AMEDICA:

Amedica Corporation

615 Arapeen Drive, Suite 302

Salt lake City, UT 84108

With a copy to:

Jonathan L. Kravetz, Esq.

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

One Financial Center

Boston, MA 02111

All notices, requests and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (ii) if made by facsimile transmission, at the time that receipt thereof has been acknowledged by the recipient, (iii) if sent by private courier, on the third (3rd) business day after such notice is delivered to the courier service, or (iv) if sent by registered or certified mail, on the fifth (5th) business day following the day such mailing is made.

Section 11.3. Governing Law - In the event of any dispute hereunder, the laws of the United States of America, State of Delaware shall govern the validity, performance, enforcement and any other aspect of this Agreement, notwithstanding any jurisdiction’s choice of rules to the contrary.

Section 11.4. Arbitration - If any matter involving claims and/or disputes or other questions arising out of, or relating to this Agreement or to a breach hereof or default hereunder cannot be settled by mutual agreement within thirty (30) days following notice by one Party to the other that such Party deems a claim, dispute, question, breach or default to have arisen hereunder, such matter shall be settled by arbitration in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association, by a sole arbitrator, and the Parties expressly waive their rights to a trial by jury of such claims and/or disputes. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. §§1-16, and judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction thereof. The place of arbitration shall be in the State of Delaware, United States of America. The arbitrator is not

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

empowered to award punitive damages or damages in excess of compensatory damages and each Party hereby irrevocably waives any right to recover such damages with respect to any dispute resolved by arbitration.

Section 11.5. Assignment - This Agreement shall be binding upon and inure to the benefit of the Parties hereto, their successors and assignees. AMEDICA or DYTECH shall not assign any of its rights or obligations hereunder without the prior written consent of the other; provided, however, that either Party may, without the written consent of the other, assign this Agreement and its rights and delegate its obligations hereunder to its Affiliates, or in connection with the transfer or sale of all or substantially all of such Party’s assets or business related to this Agreement, or in the event of its merger, consolidation, change in control or similar transaction. Any permitted assignee shall assume all obligations of its assignor under this Agreement. Any purported assignment in violation of this Section 11.5 shall be void. The terms and conditions of this Agreement shall be binding upon and inure to the benefit of the permitted successors and assigns of the Parties.

Section 11.6. Severability - Should any part of this Agreement be declared invalid or illegal by a court or other competent authority having jurisdiction over the matter and any part hereof, such decision shall not affect the validity of any remaining portion hereof which shall remain in full force and effect as if the invalid portion were never a part of this Agreement when it was executed.

Section 11.7. Waiver of Breach - The waiver or failure of either Party to exercise in any respect any right provided under this Agreement shall not be deemed to be a waiver of any future right hereunder.

Section 11.8. Modification - This Agreement may not be modified or altered except by written instrument duly executed by both AMEDICA and DYTECH.

Section 11.9. Entire Agreement - This Agreement contains the entire agreement of the Parties hereto with respect to the subject matter hereof and shall be deemed to supersede all prior agreements, whether written or oral, including without limitation the CDA.

Section 11.10. Limitations. Except as expressly set forth in this Agreement, neither Party grants to the other Party any right or license to any of its intellectual property.

Section 11.11. Force Majeure. Neither Party shall be liable for failure of or delay in performing obligations set forth in this Agreement, and neither shall be deemed in breach of its obligations, if such failure or delay is due to natural disasters or any causes beyond the reasonable control of such Party. In event of such force majeure, the Party affected thereby shall use reasonable efforts to cure or overcome the same and resume performance of its obligations hereunder.

Section 11.12. Further Assurances. Each Party agrees to execute, acknowledge and deliver such further instructions, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

Section 11.13. Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

AMEDICA CORPORATION		DYTECH CORPORATION LTD

By:	/s/ Bryan McEntire	By:	/s/ T.M. O’Brien
Title:	Vice President, Mfg.	Title:	Director
Date:	December 27, 2006	Date:	December 20, 2006

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT A

Patent Rights

[See attached “DYTECH CORPORATION LTD US Patents and Equivalents”]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

DYTECH CORPORATION LTD

US Patents and Equivalents

Base UK Patent	Title	US Patent	Countries	Number	Status
[******************] [******************]	[******************]	[******************]	[*******] [*******] [*******] [*******] [*******] [*******] [*******] [*******] [*******] [*******] [*******] [*******]	[*******] [*******] [*******] [*******] [*******] [*******] [*******] [*******] [*******] [*******] [*******] [*******]	[*******] [*******] [*******] [*******] [*******] [*******] [*******] [*******] [*******] [*******] [*******] [*******]

[******************]	[******************]	[******************]	[*******] [*******] [*******] [*******] [*******] [*******] [*******]	[*******] [*******] [*******] [*******] [*******] [*******] [*******]	[*******] [*******] [*******] [*******] [*******] [*******] [*******]

[******************]	[******************]	[******************]	[*******] [*******] [*******] [*******] [*******] [*******] [*******] [*******] [*******] [*******]	[*******] [*******] [*******] [*******] [*******] [*******] [*******] [*******] [*******] [*******]	[*******] [*******] [*******] [*******] [*******] [*******] [*******] [*******] [*******] [*******]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

[BAR CODE]
UNITED STATES PATENT [******************] [******************]	Patent Number: [******************] Date of Patent: [******************]
Inventors: [******************] [******************] [******************] [******************] [******************]

[******************************************]

[******************************************]

[******************************************]

[******************************************]

[******************************************]

[******************************************]

[******************************************]

[******************************************]

Assignor: [******************] [******************] Appl. No: [******************] Date Filed: [******************]	FOREIGN PATENT DOCUMENTS [******************] [******************] [******************] [******************]
Related US Application Data [******************************************] [******************************************]	[******************] [******************] [******************] [******************]
[******************************************]
[******************************************]	ABSTRACT
[******************************************] [******************************************] [******************************************]

[******************************************]

[******************************************]

[******************************************]

[******************************************]

[******************************************]

[******************************************]

[******************************************]

[******************************************]

US PATENT DOCUMENTS
[******************************************]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

[BAR CODE]
UNITED STATES PATENT [******************]	Patent Number: [******************] Date of Patent: [******************]
[******************] Inventors: [******************] [******************] [******************] [******************] [******************]

[******************************************]

[******************************************]

[******************************************]

[******************************************]

[******************************************]

[******************************************]

[******************************************]

[******************************************]

Assignor: [******************] [******************] Appl. No: [******************] Date Filed: [******************]	FOREIGN PATENT DOCUMENTS [******************] [******************] [******************] [******************]
Related US Application Data [******************************************] [******************************************]	[******************] [******************] [******************] [******************]
[******************************************]
[******************************************]	ABSTRACT
[******************************************] [******************************************] [******************************************]

[******************************************]

[******************************************]

[******************************************]

[******************************************]

[******************************************]

[******************************************]

[******************************************]

[******************************************]

US PATENT DOCUMENTS
[******************************************]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

[BAR CODE]
UNITED STATES PATENT [******************]	Patent Number: [******************] Date of Patent: [******************]
[******************] Inventors: [******************] [******************] [******************] [******************] [******************]

[******************************************]

[******************************************]

[******************************************]

[******************************************]

[******************************************]

[******************************************]

[******************************************]

[******************************************]

Assignor: [******************] [******************] Appl. No: [******************] Date Filed: [******************]	FOREIGN PATENT DOCUMENTS [******************] [******************] [******************] [******************]
Related US Application Data [******************************************] [******************************************]	[******************] [******************] [******************] [******************]
[******************************************]
[******************************************]	ABSTRACT
[******************************************] [******************************************] [******************************************]

[******************************************]

[******************************************]

[******************************************]

[******************************************]

[******************************************]

[******************************************]

[******************************************]

[******************************************]

US PATENT DOCUMENTS
[******************************************]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT B

Form of Statement of Work

Collaborative Product Development Agreement

Between AMEDICA CORPORATION and DYTECH CORPORATION LTD

SOW No. and Rev.:	AMEDICA Project Manager:
Effective Date:	DYTECH Project Manager:

Project Description:

Design Documents, Drawings, Material, Process and Manufacturing Specifications:

Project Deliverables:

Tasks, Deadlines, Milestones and Responsibilities:

DYTECH’S Cost & Expenses:

SOW Approvals

Name	Signature	Date

B-1

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT C

The following approximate annual royalties are predicted following successful incorporation of DYTECH technology in a single spinal implant within AMEDICA’s product range based on a royalty level of [*******] of net sales value.

2006:	Initial License Fee	-	$150k
2007:	Final License Fee	-	$100k
2008:	Royalty Payment	-	[*******]
2009:	Royalty Payment	-	[*******]
2010:	Royalty Payment	-	[*******]
2011:	Royalty Payment	-	[*******]

[Note to Dytech: Given uncertainties in Amedica’s business plan, it was decided that the estimates above were appropriate for this purpose. The actual royalty payments may be higher or lower, but closer estimates are not predictable at this time.]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act of 1933, as amended.